UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 24, 2024

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101

(Address of Principal Executive Offices) (Zip Code)

(619) 301-4200

Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Agreement

On June 25, 2024, TPT Global Tech, Inc., TPT SpeedConnect LLC, and TPT SC, Inc. (collectively, the "Company"), and American Tower Management, LLC; American Tower Delaware Corporation; UniSite LLC; Spectra Site Communications, LLC; American Towers LLC; American Tower Asset Sub, LLC; Central States Tower Holdings, LLC; DCS Tower Sub, LLC; GTP Towers I, LLC; GTP Acquisition Partners II, LLC;; ATC Sequoia, LLC; GrainComm III; InSite Wireless Group, LLC; and InSite Towers Development, LLC (collectively, “American Tower”) entered into a Release and Settlement Agreement (the “RSA”) to pay $1,000,000 for past due tower payments, $85,000 in attorney fees and $1,000,000 in costs to remove the Company’s equipment from American Tower’s towers.  This later amount can be reduced as the Company itself removes the equipment.  Payment is due no later than December 31, 2024.  Default under the Settlement Agreement falls under a Confession of Judgement (the “Judgement”) signed by the Company for $2,085,000, or lessor for any amounts previously paid.

The descriptions of the RSA and Judgement does not purport to be complete and is qualified in their entirety by reference to the full text of the RSA and Judgement, copies of the forms of which are filed hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On May 24, 2024, the Company issued a press release entitled “VuMe Live PPV Set to Web Broadcast Nigy Boy Reggae Concert From Nation Lawn Stadium in Grenada May 24”.  A copy of the press release is attached hereto as Exhibit 99.1.

On May 28, 2024, the Company issued a press release entitled “TPT Global Tech Files 10Q to Regain Full SEC Compliance”.  A copy of the press release is attached hereto as Exhibit 99.2.

On May 29, 2024, the Company issued a press release entitled “TPT Global Tech Subsidiary Blue Collar Productions Latest Film Premieres on Amazon Prime Video”.  A copy of the press release is attached hereto as Exhibit 99.3.

On May 31, 2024, the Company issued a press release entitled “TPT Global Tech Announces Live Broadcast of Walking in the Faith 1st Annual 2-Day Amateur Boxing Tournament on VuMe Live PPV”.  A copy of the press release is attached hereto as Exhibit 99.4.

On June 28, 2024, the Company issued a press release entitled “TPT Global Tech Announces $3,000,000 Equity Financing S1 Filing with The SEC to Support VüMe Super App Launch and Strengthen Financial Position”.  A copy of the press release is attached hereto as Exhibit 99.5.

On July 8, 2024, the Company issued a press release entitled “TPT Global Tech and Subsidiary Sign Settlement Agreement with American Towers related to $3.9M Litigation Judgement”.  A copy of the press release is attached hereto as Exhibit 99.6.

2

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	Release and Settlement Agreement
10.2	Confession of Judgement
99.1	Press Release dated May 24, 2024
99.2	Press Release dated May 28, 2024
99.3	Press Release dated May 29, 2024
99.4	Press Release dated May 31, 2024
99.5	Press Release dated June 28, 2024
99.6	Press Release dated July 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By:	s/ Stephen J. Thomas, III
Stephen J. Thomas, III,
Title:	Chief Executive Officer

Date: July 10, 2024

4